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                                                                    EXHIBIT 99.3

                                  ESCROW NOTE



$160,000.00                                                 Dated: June 14, 2001


     FOR VALUE RECEIVED and intending to be legally bound, the undersigned, U.S. CASTINGS, LLC, a Delaware limited liability company, and USCRE PROPERTIES, LLC, a Delaware LLC, (together, "Maker"), promise to pay to the order of PACIFIC AEROSPACE & ELECTRONICS, INC., a Washington corporation (the "Payee") with
                                                              -----
offices at 430 Olds Station Road, Third Floor, Wenatchee, WA 98801 or such other place as Payee may specify in writing, the principal sum of One Hundred Sixty Thousand Dollars ($160,000.00).

     Capitalized terms in this Note that are not defined herein shall have the meaning set forth in the Asset Purchase Agreement dated June 14, 2001 between Maker, Payee, and Aeromet America, Inc. or in the Closing Agreement of the same date between such parties.

     This Note shall bear interest on the unpaid portion thereof at the rate of 8% per annum from July 1, 2001. The entire outstanding balance of this Note, together with any accrued interest, will mature and be payable 120 days after the Closing Date and shall be deposited with the Escrow Agent under the terms of the Escrow Agreement. Notwithstanding the foregoing, if, at any time prior to 120 days after the Closing Date, USCRE closes its mortgage financing for the Real Property with CIT or another lender, USCRE shall prepay this Note within five (5) business days after the closing of such financing, by depositing the entire outstanding principal balance of this Note, together with any accrued interest, with the Escrow Agent.

     Payments on this Note shall be applied first to costs and expenses for which the Maker may be liable hereunder, next to accrued interest, and then to principal.

     Maker shall have the privilege, without premium or penalty, of prepaying this Note, at any time, in whole or in part, provided that each prepayment shall be accompanied by accrued interest on the amount prepaid.

     If Maker fails to make any payment required hereunder when due, Maker will pay to Payee (not to the Escrow Agent) a late fee in the amount of $2,500 per month from the date of default until Maker has cured such default. If Maker shall fail to pay any amount payable hereunder as provided herein, or if Maker or any guarantor files for bankruptcy petition or has an involuntary petition filed against it, this Note shall be deemed to be in default and, at Payee's option, become immediately due and payable in full without further notice to or demand on Maker of any kind and without presentment, demand or
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protest, notice of dishonor and notice of protest, all of which are hereby waived.

     This Note is non-negotiable and may be assigned by the Payee only with the prior written consent of Maker, which may be withheld in Maker's sole discretion. Notwithstanding the preceding sentence, the Payee may assign its interest in this Note in whole, but not in part to any successor to substantially all of Payee's business and assets or a successor by merger.

     In the event of default, Maker agrees to pay all costs of demand and collection, including collection agency charges and reasonable attorneys' fees and expenses, related to such default, with or without litigation.

     No delay or failure by Maker in the exercise of any right or remedy hereunder will constitute a waiver thereof, and no single or partial exercise by Maker of any right or remedy will preclude any other or further exercise thereof or exercise of any other remedy.

     IN WITNESS WHEREOF, Maker has caused this instrument to be executed on its behalf by its duly authorized managers, on the date first set forth above.

                                   U.S. CASTINGS, LLC
                                   a Delaware limited liability company

                                   By: /s/ John R. Thach
                                       -----------------------------------------
                                   Printed Name: John R. Thach
                                                --------------------------------
                                   Title:        Manager
                                         ---------------------------------------


                                   By: /s/ Keith L. Sterling
                                       -----------------------------------------
                                   Printed Name: Keith L. Sterling
                                                --------------------------------
                                   Title:        Manager
                                         ---------------------------------------


                                   USCRE PROPERTIES, LLC
                                   a Delaware limited liability company

                                   By: /s/ John R. Thach
                                       -----------------------------------------
                                   Printed Name: John R. Thach
                                                --------------------------------
                                   Title:        Manager
                                         ---------------------------------------


                                   By: /s/ Keith L. Sterling
                                       -----------------------------------------
                                   Printed Name: Keith L. Sterling
                                                --------------------------------
                                   Title:        Manager
                                         ---------------------------------------